Exhibit 99.1

Advancing Alzheimer’s Care. Improving Lives. NYSE American: IGC

SAFE HARBOR: **Forward-Looking Statements and Important Cautionary Information:**

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the timing, conduct and results of the CALMA Phase 2 trial; the safety and efficacy of IGC-AD1; regulatory and commercialization plans; market opportunities; and the possibility that favorable clinical results or other developments could result in an increase or inflection in IGC Pharma's valuation.

Forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially. These risks include the possibility of delays in enrollment, database lock or data readout; unfavorable or inconclusive clinical results; safety findings; regulatory delays or denials; financing requirements; competition; and the other risks described in the Company's filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update them except as required by law.

Any valuation metrics, comparable-company analyses, valuation ranges or potential valuation-inflection scenarios presented are illustrative and hypothetical. They are based on assumptions and circumstances that may not occur and do not constitute a projection, forecast, appraisal, estimate of fair or intrinsic value, price target, investment recommendation or guarantee of future stock price, market capitalization or financial performance. Comparable companies may differ materially from IGC Pharma, and there can be no assurance that favorable Phase 2 results, if obtained, would result in any increase in the Company's stock price or valuation.

Blinded pooled analyses combine participants assigned to IGC-AD1 and placebo and do not permit assessment of treatment effect or efficacy. Observed changes may reflect treatment effect, placebo response, regression to the mean, background care, trial participation, attrition or other factors. Such data are preliminary, may change following database cleaning and unblinding, and may not predict topline or final results. IGC-AD1 is investigational and has not been approved by the FDA or any other regulatory authority. Cross-trial comparisons are not head-to-head comparisons and are inherently limited.

IGC Pharma, Inc. · NYSE American: IGC

OVERVIEW OF IGC IGC Pharma, Inc. · NYSE American: IGC

INVESTMENT OPPORTUNITY IN ALZHEIMER’S DISEASE (AD)


~$2–$4B
~$300–$500M
~$30M
Illustrative Potential Valuation Scenarios →
7/2026
Current market cap
Near-term
Potential inflection based on positive Phase 2 results
Long-term
Potential inflection if disease-modifying catalysts succeed

Valuation scenarios are illustrative and hypothetical, not projections, forecasts, price targets, or guarantees.

THE PROBLEM One in three Americans over 85 has Alzheimer’sKM1

AGITATION IN ALZHEIMER’S 76% of patients experience agitation or other neuropsychiatric symptoms 139M people projected to live with dementia by 2050 - Alzheimer’s is the leading cause Agitation is defined as physical or verbal aggression, restlessness, pacing, among others. Agitation drives earlier institutionalization, higher mortality, and devastating caregiver burden. IGC Pharma, Inc. · NYSE American: IGCKM1

OUR SOLUTION IGC Pharma is Developing a Major TherapyKM1

IGC-AD1 Therapeutic Targets

IGCPHARMA

Multiple neurobiological pathways targeted by IGC-AD1

IGC-AD1

INVESTIGATIONAL

- **Neuroinflammation**
- **CB1 receptor signaling**
- **Neurotransmitter regulation**

Patent-protected

Oral liquid — practical for elderly Alzheimer's patients and caregivers

IGC Pharma, Inc. · NYSE American: IGC

IGC - AD1 IGC Pharma, Inc. · NYSE American: IGC

PHASE 1: NPS MEASURED BY NPI - 12 IGC - AD1 showed improvement in Neuropsychiatric Symptoms (NPS) in Phase 1 Trial Across qd , bid, & tid dosing, IGC - AD1 led to an overall improvement in NPS as measured by the NPI - 12 KEY DOMAINS SHOWING IMPROVEMENT: Agitation Anxiety Depression Caregiver Distress Total NPI - 12 Baseline Day 15 Total Average NPI Score 31.5 14.8 ** Cohort 1 % Change 53.02% p value: 0.005 22.2 12.4 * Cohort 2 % Change 44.14% p value: 0.024 16.0 7.9 * Cohort 3 % Change 50.63% p value: 0.021 IGC Pharma, Inc. · NYSE American: IGC

PHASE 2 - CALMA TRIAL STATUS The multicenter CALMA trial of IGC - AD1 for agitation in Alzheimer’s dementia. 146 Target number of participants >80% of participants have completed dosing Previously reported interim analysis showed a reduction in agitation at 2 weeks NEAR - TERM CATALYSTS Completion of enrollment + topline readout IGC Pharma, Inc. · NYSE American: IGC 6 – 10 weeks for the current standard of care, Brexpiprazole, based on published data. vs KM1

SITES CONDUCTING CALMA

IGCPHARMA

UNITED STATES & CANADA

Mount Sinai Hospital

BROWN

UNIVERSITY of SOUTH FLORIDA

MedStar Franklin Square Medical Center

Miami Jewish Health

UNIVERSIDAD DE PUERTO RICO PONCE

Douglas FONDATION FOUNDATION

Hamilton Health Sciences

Baycrest

ADDITIONAL SITES

- Dent Neurosciences Research Center
- BayCare Health System
- ClinCloud
- Global Medical Institutes Florida
- Neurostudies
- Tandem Intermediate
- Tekton Research
- Integrative Clinical Trials
- Ichor Research
- Lynn Health Science Institute
- Senior Adults Specialty Research
- Dominion Medical Associates
- University of Puerto Rico
- SCB Research Center

IGC Pharma, Inc. · NYSE American: IGC

CALMA PHASE 2 · PROGRESS REPORT BLINDED POOLED DATA Blinded pooled data include both IGC - AD1 and placebo participants and cannot establish treatment effect or efficacy; observed changes may not predict unblinded results 0 - 5 - 10 - 15 Baseline Week 2 Week 6 Visit LS Mean Change from Baseline (CMAI) −13.6 −14.9 WEEK 2 −13.6 LS mean change in CMAI from baseline (n=107) WEEK 6 −14.9 LS mean change in CMAI from baseline BLINDED POOLED INVESTIGATIONAL IGC Pharma, Inc. · NYSE American: IGC n=(104)KM1

CALMA INTERIM RESULTS (N=26):

IGC-AD1 COMPARED TO BREXPIPRAZOLE DATA

- Brexpiprazole is the current standard of care to treat agitation in AD
- In interim analysis, IGC-AD1 showed numerically earlier and larger changes than those reported in selected published Brexpiprazole studies.

IGC AD-1: Potentially faster acting, larger effect size, and excellent safety profile



IGC-AD1 Active
IGC-AD1 Placebo
Brexpiprazole
Brexpiprazole
REDUCTION IN AGITATION INVENTORY*
0
-5
-10
-15
-20
-25
0
2
4
6
8
10
12
WEEK

*Δ ADJUSTED MEAN OF COHEN MANSFIELD AGITATION INVENTORY (CMAI)

* CMAI Least Squared mean change from baseline at EOT comparing active and placebo groups A) IGC-AD1 1ml BID trial (NCT05543681) and Brexpiprazole trial 0.5 to 2 mg flexible doses trial (NCT01922258). * $p<0.05$, ** $p<0.01$, b $p<0.001$; Mixed Model of Repeated Measures. SE: Standard Error; CMAI: Cohen-Mansfield Agitation Inventory.

- **This is a not a direct comparison** Grossberg GT, Kohegyi E, Mergel V, et al. Am J Geriatr Psychiatry. 2020;28(4):383-400. doi:10.1016/j.jagp.2019.09.009

IGC Pharma, Inc. · NYSE American: IGC

INTERIM DATA (n=26) - POTENTIAL FOR REDUCING SLEEP DISTURBANCE Clinical reduction in sleep & nighttime disturbance at week 2 sustained through End of Trial (EOT) - 1 - 2 - 3 - 4 - 5 1 2 EOT WEEK Placebo IGC - AD1 Active Placebo WEEK 2 Sleep Disturbance Reduced 71% (p=0.012) WEEK 6 (EOT) Sleep Disturbance Reduced 78% (p=0.02) (1) NPI - 12 Sleep Subdomain Least Squared Mean change from baseline comparing placebo and active groups in the interim data IGC Pharma, Inc. · NYSE American: IGCKM1

APPROVED DRUGS (COMPETITION) AXS - 05 (Dextromethorphan and bupropion) A combination therapy approved in April 2026. IGC Pharma, Inc. · NYSE American: IGC Rexulti (Brexpiprazole) Atypical antipsychotic approved in May 2023 BLACK BOX WARNING

IGC HAS SEVERAL PLATFORMS WITH IP

IGCPHARMA

Lead Drug Candidate	Description	Pending Patent Applications	US Patents Granted	Foreign Patents Granted
IGC-AD1	• Composition & Method for treating CNS Disorders	1	2	-
IGC-AD1	• Composition & Method for treating CNS Disorders	9	1	1
TGR-63	• Naphthalene Monoimide Derivatives with ability to impact Aβ protein build-up.	6	-	-
IGC-1C	• Naphthalene Monoimide Derivatives with ability to impact Tau aggregation and neurofibrillary tangle formation	5	-	-
IGC-M3	• Naphthalene Monoimide Derivatives with ability to impact Aβ plaque build-up and neurofibrillary tangle formation	4	-	-
IGC-514	• Naphthalene diimide Derivatives with ability to self-assemble molecular interactions for biological and nonbiological systems including some cancers	0	1	1
IGC-LMP	• Composition, Synthesis & Medical use of Hybrid Molecule	1	-	-
Epilepsy	• Composition & Method for treating Seizures in humans & Cats/Dogs	-	2	-
Eating Disorders	• Natural formulation with Cyproheptadine for treating Cachexia & Eating Disorders	-	1	-
Stuttering & Tourette Syndrome	• Formulation for Treating Stuttering & Symptoms of Tourette Syndrome	-	1	-
Pain	• Formulation containing Cobalamin and method for pain management	-	2	2
IGC-AHA	• Multi agent system for end-to-end heterogenous data set harmonization	1	-	-
MINT-AD	• Explainable multimodal transformer-based system for neurodegenerative diseases clinical support	1	-	-
Sleep	• Methods and compositions for treating sleep disturbance and sleep–wake cycle disruption in alzheimer's disease	1	-	-
		29	10	4

We have 29 active patent applications which are distributed among the US, Canada, Europe, Colombia, India, Brazil, Japan and Hong Kong and 14 granted patents in US, Canada, Europe and Mexico.

● In-house patents / applications (red)

● Patents / applications acquired through exclusive license agreements (blue)

POTENTIAL CATALYSTS Laura Sanchez , Quality Control Manager & Dr. Jagadeesh Rao, Principal Scientist at IGC Pharma Headquarters in Potomac, MarylandKM1KM2

MARKET: BLOCKBUSTER OPPORTUNITY North America & Europe market sizing for agitation in AD EST. ANNUAL REVENUE $3B 3% adoption $5B 5% adoption $10B 10% adoption ASSUMPTIONS 15M* Individuals with AD 11M Agitation in AD (76%) $750 Monthly price * Sources: Alzheimer’s Association, Alzheimer Europe, Harvard School of Public Health, Alzheimer’s Disease International IGC Pharma, Inc. · NYSE American: IGC

VALUATION INFLECTION EXAMPLES ~$30M $350 – $750M IGC today Potential Post Phase 2 valuation COMPANY PHASE 2 POST Positive PHASE 2 PEAK DIFFERENCE Annovis (ANVS) AD/PD $200M (2021) → $700M (2021) ~$500M Axsome (AXSM) AD $50M (2019) → $800M (2019) ~$750M Anavex AD/CNS $150M (2016) → $500M (2018) ~$350M IGC Pharma, Inc. · NYSE American: IGC Valuation scenarios are illustrative and positive phase 2 results, if obtained, may not result in any increase in IGC’s stock pr ice or market capitalization.

POTENTIAL VALUATION INFLECTION Investors today are positioned before principal value - inflection events ~ $30m Current valuation July 10 2026 $350m – $750m 4 - 9 months 2026 - 2027 Positive phase 2 results $2B – $4B ~36 - 48 months 2029+ Positive phase 2 results in a disease - modifying therapy IGC Pharma, Inc. · NYSE American: IGC Valuation scenarios are illustrative and positive phase 2 results, if obtained, may not result in any increase in IGC’s stock price or market capitalization.

EXECUTIVE MANAGEMENT & BOARD EXECUTIVE MANAGEMENT Ram Mukunda Biomedical Engineer CEO Claudia Grimaldi Psychologist, MBA, Vice President INDEPENDENT BOARD Richard Prins Chairman James Moran Former Congressman Terry Lierman Human Virology (IHV) CORPORATE ADVISORY BOARD Terry McAuliffe Former Governor of Virginia Howard Gutman Ambassador to Belgium ( rtd .) IGC Pharma, Inc. · NYSE American: IGC

CALMA TEAM

CLINICAL TRIAL: ALZ-AGITATION

IGCPHARMA



Dr. Juan Manuel Orjuela, MD
Neuropsychiatrist



Dr. Varduhi Ghazaryan,
MD-MPH - Medical Director



Evelyn Gutiérrez, Eng. MPH
Sr. Manager - CALMA



Margarita Venegas, MS
Clinical Psychologist



Dr. Jagadeesh Rao, Ph.D.
Doctorate in Neuroscience
Principal Scientist



Dr. Sudip Sinha, Ph.D.
Doctorate in Naturopathy
CALMA - Operations



Dr. Diego Rodriguez, Ph.D.
Medicinal Chemist



Maria Tangarife, MS
Neuroscientist



Paola Ruiz, MS
Sr. Manager
AI Systems

IGC Pharma, Inc. · NYSE American: IGC

BOARD OF ADVISORS IGC Pharma, Inc. · NYSE American: IGC Prof. Elliot Hong, MD Professor Psychiatrist Prof. Chuanhai Cao, PhD Professor of Pharmaceutical Science s Prof. Jeffrey Cummings , MD, ScD, Chair of the ACTC Neuropsychiatric Symptoms Committee Prof. Pablo Arbelaez, PhD Professor Biomedical Engineering Prof. Joseph Fortunak , PhD Professor Chemistry and Pharmaceutical Science s Dr. Munish Mehra , PhD Statistics PHARMACEUTICAL SCIENCES, PSYCHIATRY, NEUROLOGY, STATISTICS, AND AI

CONTACT Ram Mukunda ram@igcpharma.com Claudia Grimaldi cgrimaldi@igcpharma.com www.igcpharma.com THANK YOU Advancing Alzheimer’s Care . Improving Lives . NYSE American: IGC